UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2010
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Government Center Drive
Wilmington, North Carolina 28403
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 18, 2010, TranS1 Inc., a Delaware corporation (the “Company”), issued a press release announcing the appointment of Dwayne Montgomery as Vice President, Sales of the Company. Mr. Montgomery’s appointment is effective on March 22, 2010.
     Mr. Montgomery (42) has nearly 20 years of sales leadership, general management and marketing experience with medical device and orthopedic companies. He joins TranS1 from Linvatec Corporation where he was most recently Vice President of Sales. Mr. Montgomery was employed at Linvatec Corporation from 2008 until March 2010. Prior to Linvatec Corporation, Mr. Montgomery was the Vice President & General Manager at Smith & Nephew, Inc. from 2003 until 2008 and a Regional Sales Manager at Guidant Corporation from 1993 to 2003.
     Pursuant to an Offer Letter, dated February 22, 2010, between the Company and Mr. Montgomery, Mr. Montgomery will earn an annual base salary of $275,000.00 and will be eligible for an annual bonus of up to 100% of his base salary. The bonus will be calculated as to 90% based upon sales-objective related goals and as to 10% based upon personal objectives. The sales and individual goals will be established by the Company’s Board of Directors. Mr. Montgomery will be entitled to participate in benefit plans made available by the Company to its employees in comparable positions. Further, Mr. Montgomery will receive an option grant to purchase 150,000 shares of common stock of the Company which shall vest as to 25% on the first anniversary date of Mr. Montgomery’s employment with the Company and in 36 equal monthly installments thereafter. The Company will also reimburse Mr. Montgomery for his reasonable relocation expenses.
     The above summary does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by this reference, and to the press release announcing Mr. Montgomery’s appointment, which is attached as Exhibit 99.1 to this Current Report and incorporated herein by this reference.
     Concurrently with Mr. Montgomery’s appointment as Vice President, Sales, Ricardo Simmons transitioned from Vice President, Sales and Marketing, to a new position at the Company and is no longer an executive officer of the Company.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter, dated February 22, 2010, between TranS1 Inc. and Dwayne Montgomery.

99.1	Press release, dated March 18, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
March 18, 2010	By:	/s/ Kenneth Reali
Kenneth Reali
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter, dated February 22, 2010, between TranS1 Inc. and Dwayne Montgomery.

99.1	Press release, dated March 18, 2010.